Thrivent Series Fund, Inc.

Supplement to Prospectus and

Thrivent Large Cap Growth Portfolio Summary Prospectus

each dated April 30, 2018

The Board of Directors of Thrivent Series Fund, Inc. has approved a proposal to reclassify the diversification status of Thrivent Large Cap Growth Portfolio (the “Portfolio”) from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. The proposed change to the Portfolio’s diversification status is subject to approval by shareholders of the Portfolio at a special meeting of shareholders to be held on or about July 30, 2019. If approved by shareholders, the change to the Portfolio’s diversification status will occur on or about August 9, 2019.

The date of this Supplement is March 15, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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